Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Pretax earnings from continuing operations consist of the following:

	2011	2012	2013
United States	$1,891	1,742	1,724
Non-U.S.	1,740	1,373	1,472
Total pretax earnings from continuing operations	$3,631	3,115	3,196

The principal components of income tax expense follow:

	2011	2012	2013
Current:
Federal	$503	750	704
State and local	37	61	60
Non-U.S.	477	466	480

Deferred:
Federal	149	(129)	(56)
State and local	3	(4)	2
Non-U.S.	(42)	(53)	(60)
Income tax expense	$1,127	1,091	1,130

Reconciliations of the U.S. federal statutory tax rate to the Company's effective tax rate follow:

	2011	2012	2013
Federal rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	0.7	1.3	1.3
Non-U.S. rate differential	(3.5)	(4.0)	(4.8)
Non-U.S. tax holidays	(1.0)	(1.7)	(1.8)
U.S. manufacturing deduction	(1.1)	(1.4)	(1.6)
Goodwill impairment	0.2	4.6	4.8
Embedded computing and power repatriation	—	—	2.2
Other	0.7	1.2	0.2
Effective income tax rate	31.0%	35.0%	35.3%

Non-U.S. tax holidays reduce tax rates in certain foreign jurisdictions and are expected to expire over the next four years.

Following are reconciliations of the beginning and ending balances of unrecognized tax benefits before recoverability of cross-jurisdictional tax credits (federal, state and non-U.S.) and temporary differences. The amount of unrecognized tax benefits is not expected to significantly increase or decrease within the next 12 months.

	2012	2013
Beginning balance	$162	157
Additions for current year tax positions	11	8
Additions for prior year tax positions	21	14
Reduction for prior year tax positions	(14)	(26)
Reduction for settlements with tax authorities	(5)	(4)
Reduction for expirations of statute of limitations	(18)	(22)
Ending balance	$157	127

If none of the unrecognized tax benefits shown is ultimately paid, the tax provision and the calculation of the effective tax rate would be favorably impacted by $90. The Company accrues interest and penalties related to income taxes in income tax expense. Total interest and penalties recognized were $(6), $(1) and $(3) in 2013, 2012 and 2011, respectively. As of September 30, 2013 and 2012, total accrued interest and penalties were $27 and $35, respectively.

The United States is the major jurisdiction for which the Company files income tax returns. Examinations by the U.S. Internal Revenue Service are substantially complete through 2009. The status of state and non-U.S. tax examinations varies by the numerous legal entities and jurisdictions in which the Company operates.

The principal items that gave rise to deferred income tax assets and liabilities follow:

	2012	2013
Deferred tax assets:
Net operating losses and tax credits	$237	231
Accrued liabilities	247	262
Postretirement and postemployment benefits	135	102
Employee compensation and benefits	194	256
Pensions	224	—
Other	138	124
Total	1,175	975

Valuation allowances	(113)	(131)

Deferred tax liabilities:
Intangibles	(780)	(780)
Pensions	—	(38)
Property, plant and equipment	(282)	(255)
Other	(110)	(158)
Total	(1,172)	(1,231)

Net deferred income tax liability	$(110)	(387)

At September 30, 2013 and 2012, respectively, current deferred tax assets, net were $354 and $377, and noncurrent deferred tax liabilities, net were $741 and $487. Total income taxes paid were approximately $1,270, $1,300 and $1,030 in 2013, 2012 and 2011, respectively. Approximately half of the $231 of net operating losses and tax credits can be carried forward indefinitely, while the remainder expire over varying periods.